Assets and Liabilities Classified as Held for Sale - Disclosure of Assets and Liabilities Held for Sale (Detail) $ in Thousands	Dec. 31, 2023 CAD ($)
Assets classified as held for sale:
Cash and cash equivalents	$ 3,319
Lease ROU assets	5,906
Total assets classified as held for sale	9,225
Liabilities associated with assets classified as held for sale:
Accounts payable and accrued liabilities	110
Lease liabilities	6,209
Total liabilities associated with assets classified as held for sale	$ 6,319